UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2009 (September 23, 2009)
PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)
(856) 917-1744
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 23, 2009 PHH Corporation issued a press release announcing its intention to offer $200 million aggregate principal amount of convertible senior notes due 2014 and a related hedging transaction. A copy of this press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.
The notes have not been registered under the Securities Act of 1933, as amended, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Press release, dated September 23, 2009 announcing the proposed offering of convertible senior notes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

By: Name:	/s/ William F. Brown William F. Brown
Title:	Senior Vice President, General Counsel and Secretary
Dated: September 23, 2009

Index to Exhibits

Exhibit
Number	Description
99.1	Press release, dated September 23, 2009 announcing the proposed offering of convertible senior notes.

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